UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2024

Peoples Bancorp of North Carolina, Inc.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

000-27205	56-2132396
(Commission File No.)	(IRS Employer Identification No.)

518 West C Street, Newton, North Carolina	28658
(Address of Principal Executive Offices)	(Zip Code)

(828) 464-5620

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Peoples Bancorp of North Carolina, Inc.

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Item 4.01.  Changes in Registrant’s Certifying Accountant

The Audit Committee (the “Committee”) of the Board of Directors of Peoples Bancorp of North Carolina, Inc. (the “Company”) recently completed a competitive review of independent registered public accounting firms to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.  As a result of this review and after careful deliberation, on February 22, 2024, the Committee approved the engagement of FORVIS, LLP (“FORVIS”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. On February 23, 2024, the Company informed FORVIS of the Committee’s decision, effective following the completion of the Company’s 2023 audit. On February 23, 2024, the Company informed Elliott Davis, PLLC (“Elliott Davis”), the Company’s independent registered public accounting firm since June 2015, that it will be dismissed as the Company’s independent registered public accounting firm effective upon the completion of the Company’s 2023 audit.

Elliott Davis’ reports on the financial statements of the Company as of and for the fiscal years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2022 and 2021, and from January 1, 2023 through the date of this Current Report on Form 8-K, (1) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Elliott Davis on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Elliott Davis, would have caused Elliott Davis to make reference thereto in its report on the Company’s financial statements for such periods, and (2) there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Elliott Davis with a copy of this Current Report on Form 8-K before it was filed and requested that Elliott Davis furnish it with a letter addressed to the Securities Exchange Commission stating whether Elliott Davis agrees with the above statements. A copy of Elliott Davis’ letter, dated February 27, 2024, is filed as Exhibit 16.1 hereto.

During the Company’s two most recent fiscal years ended December 31, 2022 and 2021 and through the date of this Current Report on Form 8-K, the Company did not consult FORVIS in regards to the Company’s financial statements, which were audited by Elliott Davis as its independent registered public accounting firm, with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that might be rendered on the Company’s financial statements or (3) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

16.1	Letter, dated February 27, 2024, from Elliott Davis, PLLC to the Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP OF NORTH CAROLINA, INC.

Date: February 27, 2024	By:	/s/ Jeffrey N. Hooper
Jeffrey N. Hooper
Executive Vice President and Chief Financial Officer

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